UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Catholic Responsible Investments Magnus 45/55 Fund

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Catholic Responsible Investments Magnus 75/25 Fund

Catholic Responsible Investments Small-Cap Fund

each, a series of

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the Catholic Responsible Investments Magnus 45/55 Fund, the Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, the Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, the Catholic Responsible Investments Magnus 75/25 Fund (each, a “Magnus Fund” and together, the “Magnus Funds”) and the Catholic Responsible Investments Small-Cap Fund (the “Small-Cap Fund” and, together with the Magnus Funds, the “Funds”), each a series of Catholic Responsible Investments Funds (the “Trust”). The Meeting is scheduled for 11:00 a.m., Eastern Time, on June 4, 2026. If you are a shareholder of record of the Funds as of the close of business on March 31, 2026, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Christian Brothers Investment Services, Inc. (“CBIS” or the “Adviser”) acts as investment adviser to the Funds and seeks to achieve the Funds’ investment objectives by allocating the Funds’ assets directly or indirectly through various sub-advisers that manage portions of the assets of certain Funds. The Magnus Funds are “funds of funds,” meaning that each Magnus Fund seeks to achieve its objective by investing in a combination of other series of the Trust, including the Small-Cap Fund, in accordance with its target asset class allocation. The Small-Cap Fund currently is passively managed pursuant to an indexing investment strategy, meaning that the Fund does not seek to outperform, but rather attempts to replicate, before expenses, the performance of its underlying index, the S&P SmallCap 600® Index.

The Funds and CBIS have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits CBIS, subject to certain conditions, to select new sub-advisers for each Fund with the approval of the Board of Trustees (the “Trustees” or the “Board”) of the Trust but without obtaining shareholder approval. The order also permits each Fund to disclose the fees paid to its sub-advisers only in the aggregate in its registration statement.

There are two proposals scheduled to be voted on at the Meeting. First, Shareholders of each Magnus Fund will be asked to approve a material amendment to the investment advisory agreement between the Trust, on behalf of the Magnus Funds, and CBIS, the principal effect of which would be to increase the advisory fee that CBIS would receive for managing the Magnus Funds. Each Magnus Fund’s current contractual advisory fee is 0.00% of the Magnus Fund’s average daily net assets. CBIS is proposing an increase in the level of each Magnus Fund’s contractual advisory fee to 0.05% of its average daily net assets. Additionally, as discussed further in the enclosed proxy statement, each Magnus Fund’s expense limitation agreement, which currently limits the Magnus Funds’ total operating expenses (aside from certain excluded expenses) to no more than 0.06% of the Magnus Funds’ average daily net assets for Institutional Shares and Investor Shares, will increase to no more than 0.11% of each Magnus Fund’s average daily net assets for Institutional Shares and Investor Shares, if Shareholders approve the amendment. However, shareholders are not required, and are not being asked, to approve the expense cap increase. CBIS is proposing this amendment to the investment advisory agreement in connection with the implementation of a Dynamic Asset Allocation (“DAA”) framework within the Magnus Funds, which is intended to enhance risk-adjusted returns through disciplined allocation decisions that respond to changing market conditions, while remaining consistent with the Magnus Funds’ overall investment objectives and governance standards.

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Second, Shareholders of the Small-Cap Fund will be asked to approve a material amendment to the investment advisory agreement between the Trust, on behalf of the Small-Cap Fund, and CBIS, the principal effect of which would be to increase the advisory fee that CBIS would receive for managing the Small-Cap Fund. The Small-Cap Fund’s current contractual advisory fee is 0.20% of the Small-Cap Fund’s average daily net assets. CBIS is proposing an increase in the level of the Small-Cap Fund’s contractual advisory fee to 0.78% of its average daily net assets. Additionally, as discussed further in the enclosed proxy statement, the Small-Cap Fund’s expense limitation agreement, which currently limits the Small-Cap Fund’s total operating expenses (aside from certain excluded expenses) to no more than 0.31% of its average daily net assets for Institutional Shares, will increase to no more than 0.88% of its average daily net assets for Institutional Shares, if Shareholders approve the amendment. However, shareholders are not required, and are not being asked, to approve the expense cap increase. CBIS is proposing this amendment to the investment advisory agreement in connection with the change of the Small-Cap Fund from a passively managed strategy to an actively managed strategy, which is intended to enhance risk-adjusted returns through pursuit of an actively managed strategy.

The first proposal only applies to Shareholders of the Magnus Funds. The second proposal only applies to shareholders of the Small-Cap Fund. Your proxy card will indicate whether you are being asked to vote for both proposals or for a single proposal.

The Board of Trustees of the Trust has unanimously approved the Proposals and recommends that you vote “FOR” the Proposals as described in the enclosed proxy statement.

Your vote is important to us. Please review the enclosed proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting and vote in person. You may also vote your shares by telephone or through the Internet. Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call 877-550-2247.

Sincerely,

Michael Beattie

President

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PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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Catholic Responsible Investments Magnus 45/55 Fund

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Catholic Responsible Investments Magnus 75/25 Fund

Catholic Responsible Investments Small-Cap Fund

each, a series of

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 4, 2026

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Catholic Responsible Investments Magnus 45/55 Fund, the Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, the Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, the Catholic Responsible Investments Magnus 75/25 Fund (each, a “Magnus Fund” and together, the “Magnus Funds”) and the Catholic Responsible Investments Small-Cap Fund (the “Small-Cap Fund” and, together with the Magnus Funds, the “Funds”), each a series of Catholic Responsible Investments Funds (the “Trust”), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on June 4, 2026, at 11:00 a.m., Eastern Time.

At the Meeting, Shareholders of record of the Magnus Funds as of the close of business on March 31, 2026 (the “Record Date”) will be asked to approve Proposal 1, and Shareholders of record of the Small-Cap Fund as of the close of business on the Record Date will be asked to approve Proposal 2, and Shareholders of the Funds will be asked to transact such other business, if any, as may properly come before the Meeting:

Proposal 1.	Approve a material amendment to the investment advisory agreement between the Trust, on behalf of the Magnus Funds, and Christian Brothers Investment Services, Inc. (“CBIS”), the Funds’ investment adviser, the principal effect of which would be to increase the advisory fee that CBIS would receive for managing the Magnus Funds.

Proposal 2.	Approve a material amendment to the investment advisory agreement between the Trust, on behalf of the Small-Cap Fund, and CBIS, the principal effect of which would be to increase the advisory fee that CBIS would receive for managing the Small-Cap Fund.

You are cordially invited to attend the Meeting and vote in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and your shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of the Funds on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, the Magnus Funds owned, in the aggregate, approximately 27.89% of the Small-Cap Fund’s outstanding shares. CBIS has authority to vote those shares in its capacity as the Magnus Funds’ investment adviser. CBIS has determined to “mirror vote” those shares, meaning that CBIS will cast the Magnus Funds’ votes in the same proportion as the votes of all other Small-Cap Fund shareholders.

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Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders To Be Held on June 4, 2026.

The proxy statement is available at vote.proxyonline.com/catholicfunds/docs/2026special.pdf.

By Order of the Board of Trustees

Michael Beattie

President

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Catholic Responsible Investments Magnus 45/55 Fund

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Catholic Responsible Investments Magnus 75/25 Fund

Catholic Responsible Investments Small-Cap Fund

each, a series of

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

One Freedom Valley Drive

Oaks, Pennsylvania 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 4, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Trustees” or the “Board”) of Catholic Responsible Investments Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Catholic Responsible Investments Magnus 45/55 Fund, the Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, the Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, the Catholic Responsible Investments Magnus 75/25 Fund (each, a “Magnus Fund” and together, the “Magnus Funds”) and the Catholic Responsible Investments Small-Cap Fund (the “Small-Cap Fund” and, together with the Magnus Funds, the “Funds”), each a series of the Trust, to be held on June 4, 2026 at 11:00 a.m., Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Funds at the close of business on March 31, 2026 (the “Record Date” and such shareholders, “Shareholders”) are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about April 16, 2026.

The Magnus Funds currently offer two classes of shares of beneficial interest, Investor Shares and Institutional Shares, and the Small-Cap Fund currently offers a single class of shares of beneficial interest, Institutional Shares (collectively, the “Shares”). Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Funds had the following Shares issued and outstanding:

Fund	Share Class	Shares Issued and Outstanding
Catholic Responsible Investments Magnus 45/55 Fund	Investor Shares	3,877,796.273
	Institutional Shares	12,549,091.855
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Investor Shares	15,033,289.782
	Institutional Shares	41,068,964.663
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Investor Shares	37,305,575.324
	Institutional Shares	103,118,860.682
Catholic Responsible Investments Magnus 75/25 Fund	Investor Shares	3,522,463.224
	Institutional Shares	14,687,586.504
Catholic Responsible Investments Small-Cap Fund	Institutional Shares	55,530,941.097

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is referred to in this proxy statement as an “Independent Trustee.”

At the Meeting, Shareholders of record of the Magnus Funds as of the close of business on the Record Date will be asked to approve Proposal 1, and Shareholders of record of the Small-Cap Fund as of the close of business on the Record Date will be asked to approve Proposal 2, and Shareholders of the Funds will be asked to transact such other business, if any, as may properly come before the Meeting. The table below outlines the Proposals.

Proposal	Description of Proposal	Applicable Fund(s)
Proposal 1	Approve an increase in the Magnus Funds’ contractual advisory fees.

Catholic Responsible Investments Magnus 45/55 Fund

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Catholic Responsible Investments Magnus 75/25 Fund

Proposal 2	Approve an increase in the Small-Cap Fund’s contractual advisory fees.	Catholic Responsible Investments Small-Cap Fund

Background

Christian Brothers Investment Services, Inc. (“CBIS” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement dated November 17, 2021 (the “Current Advisory Agreement”) between the Trust and the Adviser on behalf of the Funds. Pursuant to the terms of the Current Advisory Agreement, CBIS is responsible for managing the Funds’ investment strategy in accordance with each Fund’s investment objective. CBIS seeks to achieve the Funds’ investment objectives by allocating the Funds’ assets directly or indirectly through various sub-advisers that manage portions of the assets of certain Funds. The Magnus Funds are “funds of funds,” meaning that each Magnus Fund seeks to achieve its objective by investing in a combination of other series of the Trust, including the Small-Cap Fund, in accordance with its target asset class allocation. The Small-Cap Fund is passively managed pursuant to an indexing investment strategy, meaning that the Fund does not seek to outperform, but rather attempts to replicate, before expenses, the performance of its underlying index, the S&P SmallCap 600® Index. To manage the Small-Cap Fund’s investments, CBIS delegates certain advisory duties to an investment sub-adviser, RhumbLine Advisers (“RhumbLine” or the “Sub-Adviser”), pursuant to an investment sub-advisory agreement between CBIS and RhumbLine dated May 1, 2022, as amended March 1, 2023. Following the effectiveness of the proposed amendment, CBIS intends to dismiss RhumbLine and replace RhumbLine with four different sub-advisers consistent with the Small-Cap Fund’s change from a passive to an active strategy following a transitionary period.

The Funds and CBIS have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits CBIS, subject to certain conditions, to select, appoint and terminate new sub-advisers for each Fund with the approval of the Board of the Trust but without obtaining shareholder approval. The order also permits each Fund to disclose the fees paid to its sub-advisers only in the aggregate in its registration statement.

Under the 1940 Act, a material amendment to an advisory agreement must be approved by a vote of a majority of the outstanding voting securities of a fund. Therefore, the proposed increase in the advisory fees of the Funds would result in a material amendment to the Current Advisory Agreement and requires Shareholder approval of a new investment advisory agreement before becoming effective.

The table below reflects the current investment advisory fee schedule and the proposed investment advisory fee schedule:

Fund	Current Advisory Fee Rate	New Advisory Fee Rate
Catholic Responsible Investments Magnus 45/55 Fund	0.00%	0.05%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%	0.05%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%	0.05%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%	0.05%
Catholic Responsible Investments Small-Cap Fund	0.20%	0.78%

If approved by Shareholders, the amended investment advisory agreement (the “New Advisory Agreement”) will replace the Current Advisory Agreement. There will be no other changes to the terms of the New Advisory Agreement other than the increase in investment advisory fees. However, as discussed further in the Proxy Statement, the Magnus Funds and the Small-Cap Fund will receive additional services and the Small-Cap Fund will change from a passively managed fund to an actively managed fund.

The Board unanimously approved the New Advisory Agreement between CBIS and the Trust at an in-person meeting held on February 25, 2026, contingent on Shareholder approval. The Board’s considerations in determining to approve the New Advisory Agreement are discussed below. Accordingly, the Funds are seeking Shareholder approval to approve the New Advisory Agreement with the amendment to the fee schedule. If Shareholders do not approve the New Advisory Agreement, the Board and CBIS may consider other alternatives for the Funds.

PROPOSAL 1 – APPROVAL OF A MATERIAL AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE MAGNUS FUNDS, AND CBIS

CBIS is requesting Shareholder approval for a material amendment to the Magnus Funds’ Current Advisory Agreement, the principal effect of which would be to increase the advisory fee that CBIS would receive for managing the Magnus Funds. Each Magnus Fund’s current contractual advisory fee is 0.00% of the Magnus Fund’s average daily net assets. CBIS is proposing an increase in the level of each Magnus Fund’s contractual advisory fee to 0.05% of its average daily net assets.

Beginning March 1, 2025, CBIS entered into an expense limitation agreement (the “Original Expense Limitation Agreement”) with the Trust pursuant to which CBIS agreed to limit each Magnus Fund’s total annual operating expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”) to 0.03% of the average daily net assets of each Magnus Fund’s Investor Shares and Institutional Shares.

Beginning March 1, 2026, CBIS entered into a new expense limitation agreement (the “Current Expense Limitation Agreement”) with the Trust pursuant to which CBIS has agreed to limit each Magnus Fund’s total annual operating expenses (excluding excluded expenses) to 0.06% of the average daily net assets of each Magnus Fund’s Investor Shares and Institutional Shares.

If Shareholders approve the New Advisory Agreement, a new expense cap will become effective under the Current Expense Limitation Agreement, pursuant to which CBIS will limit each Magnus Fund’s total annual operating expenses (excluding excluded expenses) to 0.11% of the average daily net assets of each Magnus Fund’s Investor Shares and Institutional Shares (the “New Magnus Fund Expense Cap”). The New Magnus Fund Expense Cap will remain in place until February 28, 2028 and will annually renew thereafter unless terminated in accordance with its terms.

At an in-person meeting of the Board of the Trust held on February 25, 2026, the Board approved the material amendment to the advisory agreement that would result in an increase in advisory fees payable to CBIS, subject to Shareholder approval. In connection with the proposal to increase the advisory fees payable to CBIS, CBIS informed the Board that it would be providing additional advisory services to the Magnus Funds to add and implement a Dynamic Asset Allocation (“DAA”) framework within the Magnus Funds. If Proposal 1 is not approved with respect to a Magnus Fund, CBIS will not implement the DAA framework for that Magnus Fund. If Proposal 1 is approved with respect to one or more Magnus Funds, CBIS will implement the DAA framework for those Magnus Funds for which Proposal 1 is approved.

The DAA framework is intended to enhance risk-adjusted returns through disciplined allocation decisions that respond to changing market conditions, while remaining consistent with the Magnus Funds’ overall investment objectives and governance standards. Subject to market conditions, liquidity considerations, and implementation efficiency, any allocation changes would be implemented either through reweighting existing underlying fund investments or, where appropriate, through the use of derivatives. The use of derivatives would allow CBIS to equitize cash and express market, currency, or duration tilts in an efficient manner with unlevered positions.

The DAA framework is designed to allow each Magnus Fund to balance operational simplicity and governance clarity with the ability to respond rapidly to evolving market opportunities and risks. The DAA framework is model-driven and would be reviewed daily. CBIS believes that this approach is designed to ensure that allocation decisions are disciplined and grounded in observable market dynamics, rather than exclusively subjective judgment.

CBIS believes the implementation of the DAA framework justifies the proposed advisory fee increase of the Magnus Funds from 0.00% to 0.05% of the Magnus Funds’ average daily net assets for the following reasons, among others:

•	Continuous model development, monitoring, and validation;
•	Daily signal review and disciplined execution;
•	Enhanced portfolio construction expertise across cash instruments and derivatives;
•	Additional operational, risk management, and governance infrastructure;
•	The ability to respond efficiently across a wider opportunity set during periods of market stress or dislocation; and
•	The DAA framework offers the potential for additional performance returns of the Magnus Funds.

Each Magnus Fund will bear its pro rata portion of all expenses related to conducting this proxy, including but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees and solicitation costs (together, “Proxy Costs”). As of March 23, 2026, aggregate Proxy Costs for the Magnus Funds are estimated to be $85,620, or 0.0034% of each Magnus Fund’s net assets. The actual Proxy Costs borne by each Magnus Fund may be greater or less than the foregoing amount.

The following tables describe the fees and expenses associated with holding Institutional Shares and Investor Shares of each Magnus Fund. The tables compare the fee and expense information for each Magnus Fund currently and the pro forma estimated fees and expenses for the Magnus Fund following the approval of the proposed New Advisory Agreement. Pro forma expense ratios of the Magnus Funds shown should not be considered an actual representation of future expenses. Such pro forma expense ratios of the Magnus Funds project anticipated expense levels, but actual ratios may be greater or less than those shown.

Catholic Responsible Investments Magnus 45/55 Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund and compares (i) the Fund’s actual operating expenses for the fiscal year ended October 31, 2025 under the Current Advisory Agreement restated to show the effect of the Current Expense Limitation Agreement that became effective on March 1, 2026 with (ii) the Fund’s hypothetical or pro forma operating expenses for the fiscal year ended October 31, 2025 if the New Advisory Agreement and New Magnus Fund Expense Cap had been in place for the entire fiscal year.

	Fiscal Year Ended October 31, 2025				Pro Forma
	Investor Shares		Institutional Shares		Investor Shares		Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%		0.00%		0.00%		0.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.00%		0.00%		0.05%		0.05%
Other Expenses		0.26%		0.11%		0.26%		0.11%
Shareholder Servicing Fee	0.15%		None		0.15%		None
Other Operating Expenses	0.11%		0.11%		0.11%		0.11%
Acquired Fund Fees and Expenses (AFFE)[1]		0.37%		0.37%		0.37%		0.37%
Total Annual Fund Operating Expenses		0.63%		0.48%		0.68%		0.53%
Less Fee Reductions and/or Expense Reimbursements[2,3]		(0.05)%		(0.05)%		(0.05)%		(0.05)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.58%		0.43%		0.63%		0.48%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.
[2]	Pursuant to the Current Expense Limitation Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

[3]	Subject to shareholder approval of the New Advisory Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.11% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2028 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same.

Fiscal Year Ended October 31, 2025

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$59	$197	$346	$782
Institutional Shares	$44	$149	$264	$599

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement and New Magnus Fund Expense Cap were in place throughout the fiscal year ended October 31, 2025, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$64	$213	$374	$842
Institutional Shares	$49	$165	$291	$660

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund and compares (i) the Fund’s actual operating expenses for the fiscal year ended October 31, 2025 under the Current Advisory Agreement restated to show the effect of the Current Expense Limitation Agreement that became effective on March 1, 2026 with (ii) the Fund’s hypothetical or pro forma operating expenses for the fiscal year ended October 31, 2025 if the New Advisory Agreement and New Magnus Fund Expense Cap had been in place for the entire fiscal year.

	Fiscal Year Ended October 31, 2025				Pro Forma
	Investor Shares		Institutional Shares		Investor Shares		Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%		0.00%		0.00%		0.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.00%		0.00%		0.05%		0.05%
Other Expenses		0.19%		0.04%		0.19%		0.04%
Shareholder Servicing Fee	0.15%		None		0.15%		None
Other Operating Expenses	0.04%		0.04%		0.04%		0.04%
Acquired Fund Fees and Expenses (AFFE)[1]		0.32%		0.32%		0.32%		0.32%
Total Annual Fund Operating Expenses[2,3]		0.51%		0.36%		0.56%		0.41%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.
[2]	Pursuant to the Current Expense Limitation Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

[3]	Subject to shareholder approval of the New Advisory Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.11% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2028 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Fiscal Year Ended October 31, 2025

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$52	$164	$285	$640
Institutional Shares	$37	$116	$202	$456

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement and New Magnus Fund Expense Cap were in place throughout the fiscal year ended October 31, 2025, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$57	$179	$313	$701
Institutional Shares	$42	$132	$230	$518

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund and compares (i) the Fund’s actual operating expenses for the fiscal year ended October 31, 2025 under the Current Advisory Agreement restated to show the effect of the Current Expense Limitation Agreement that became effective on March 1, 2026 with (ii) the Fund’s hypothetical or pro forma operating expenses for the fiscal year ended October 31, 2025 if the New Advisory Agreement and New Magnus Fund Expense Cap had been in place for the entire fiscal year.

	Fiscal Year Ended October 31, 2025				Pro Forma
	Investor Shares		Institutional Shares		Investor Shares		Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%		0.00%		0.00%		0.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.00%		0.00%		0.05%		0.05%
Other Expenses		0.17%		0.02%		0.17%		0.02%
Shareholder Servicing Fee	0.15%		None		0.15%		None
Other Operating Expenses	0.02%		0.02%		0.02%		0.02%
Acquired Fund Fees and Expenses (AFFE)[1]		0.30%		0.30%		0.30%		0.30%
Total Annual Fund Operating Expenses[2,3]		0.47%		0.32%		0.52%		0.37%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.
[2]	Pursuant to the Current Expense Limitation Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

[3]	Subject to shareholder approval of the New Advisory Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.11% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2028 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Fiscal Year Ended October 31, 2025

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$48	$151	$263	$591
Institutional Shares	$33	$103	$180	$406

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement and New Magnus Fund Expense Cap were in place throughout the fiscal year ended October 31, 2025, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$53	$167	$291	$653
Institutional Shares	$38	$119	$208	$468

Catholic Responsible Investments Magnus 75/25 Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund and compares (i) the Fund’s actual operating expenses for the fiscal year ended October 31, 2025 under the Current Advisory Agreement restated to show the effect of the Current Expense Limitation Agreement that became effective on March 1, 2026 with (ii) the Fund’s hypothetical or pro forma operating expenses for the fiscal year ended October 31, 2025 if the New Advisory Agreement and New Magnus Fund Expense Cap had been in place for the entire fiscal year.

	Fiscal Year Ended October 31, 2025				Pro Forma
	Investor Shares		Institutional Shares		Investor Shares		Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%		0.00%		0.00%		0.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.00%		0.00%		0.05%		0.05%
Other Expenses		0.22%		0.07%		0.22%		0.07%
Shareholder Servicing Fee	0.15%		None		0.15%		None
Other Operating Expenses	0.07%		0.07%		0.07%		0.07%
Acquired Fund Fees and Expenses (AFFE)[1]		0.29%		0.29%		0.29%		0.29%
Total Annual Fund Operating Expenses		0.51%		0.36%		0.56%		0.41%
Less Fee Reductions and/or Expense Reimbursements[2,3]		(0.01)%		(0.01)%		(0.01)%		(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.50%		0.35%		0.55%		0.40%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.
[2]	Pursuant to the Current Expense Limitation Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

[3]	Subject to shareholder approval of the New Advisory Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.11% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2028 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same.

Fiscal Year Ended October 31, 2025

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$51	$163	$284	$640
Institutional Shares	$36	$115	$201	$455

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement and New Magnus Fund Expense Cap were in place throughout the fiscal year ended October 31, 2025, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$56	$178	$312	$700
Institutional Shares	$41	$131	$229	$517

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2 – APPROVAL OF A MATERIAL AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE SMALL-CAP FUND, AND CBIS

CBIS seeks Shareholder approval of a material amendment to the Current Advisory Agreement, the principal effect of which would be to increase the advisory fee that CBIS would receive for managing the Small-Cap Fund. The Small-Cap Fund’s current contractual advisory fee is 0.20% of the Small-Cap Fund’s average daily net assets. At the February 25, 2026 Board Meeting, the Board approved an increase in the level of the Small-Cap Fund’s contractual advisory fee to 0.78% of its average daily net assets, subject to Shareholder approval.

CBIS previously entered into an expense limitation agreement (the “Original Expense Limitation Agreement”) with the Trust pursuant to which CBIS agreed to limit the Small-Cap Fund’s total annual operating expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”) to 0.31% of the average daily net assets of the Small-Caps Fund’s Investor Shares and Institutional Shares.

If Shareholders approve the New Advisory Agreement, a new expense cap will become effective under the Current Expense Limitation Agreement, pursuant to which CBIS will limit the Small-Cap Fund’s total operating expenses (excluding excluded expenses) to 0.88% of the average daily net assets of the Small-Cap Fund’s Institutional Shares (the “New Small-Cap Fund Expense Cap”). The New Small-Cap Fund Expense Cap will remain in place until February 28, 2028 and will annually renew thereafter unless terminated in accordance with its terms.

To implement the Small-Cap Fund’s investment objective, CBIS hired the Sub-Adviser to passively manage the Small-Cap Fund’s assets pursuant to an indexing investment strategy that seeks to replicate, before expenses, the performance of the Small-Cap Fund’s underlying index, the S&P SmallCap 600® Index. At the Board Meeting, the Board approved the New Advisory Agreement, subject to Shareholder approval, and other changes for the Small-Cap Fund, including a change to its investment objective and strategies to shift from a passively managed fund to an actively managed fund.

Specifically, the Board approved a new investment objective of the Small-Cap Fund, which will be to seek long-term capital appreciation. To carry out its new investment objective, the Board approved changes to the investment strategies of the Small-Cap Fund from a small cap equity strategy to a small-mid cap equity strategy, and a corresponding change to the name of the Small-Cap Fund (the “Small-Cap Fund Strategy Changes”). The Board also approved a change from passive management of the Small-Cap Fund to an active management style. The Adviser believes these changes will better allow the Small-Cap Fund to capture opportunities across a broader segment of the equity market and satisfy investor interest. If this Proposal 2 is not approved however, the Small-Cap Fund will not change its management style from passive management to active management at this time.

The Adviser will provide additional services to the Small-Cap Fund in connection with these changes. In particular, an actively managed strategy is generally more complex and resource-intensive than a passively managed strategy and generally requires additional attention, personnel and resources.

Further, if shareholders approve the Proposal, the Adviser intends to replace the Sub-Adviser with four new sub-advisers, three of which will actively manage portions of the Small-Cap Fund with complementary investment styles, and a fourth that will manage a liquidity sleeve. Specifically, CBIS intends to add core, value and growth style managers plus a liquidity sleeve manager. Core investing tends to offer a diversified, risk-controlled exposure to investing. Value investing seeks to identify companies undervalued by the market and can add excess return to a fund’s performance. Growth investing focuses on capital appreciation by investing in companies expected to grow their earnings or revenue faster than the industry average or broader market. The addition of a liquidity sleeve is intended to address cash equitization considerations to facilitate investor inflows and outflows without negatively impacting the other sleeves in the Small-Cap Fund. The addition of a liquidity sleeve would enable the active sub-advisers to remain invested by reducing concerns related to holding cash for investor withdrawals and managing timing mismatches between trade orders and settlements. Replacing a single sub-adviser that manages a passive investment strategy with four sub-advisers that manage active investment strategies would increase the complexity of the Fund’s management and require additional attention and oversight by the Adviser.

The Adviser believes the proposed higher advisory fee is reasonable in relation to these additional services, which will add to the Adviser’s responsibilities but are expected to benefit the Small-Cap Fund’s shareholders through greater diversification and provide the opportunity to improve performance.

The Small-Cap Fund will bear its pro rata portion of all expenses related to conducting this proxy, including but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees and solicitation costs (together, “Proxy Costs”). As of March 23, 2026, the Proxy Costs for the Small-Cap Fund are estimated to be $19,380, or 0.0034% of the Small-Cap Fund’s net assets. The actual Proxy Costs borne by the Small-Cap Fund may be greater or less than the foregoing amount.

The following table describes the fees and expenses associated with holding Institutional Shares of the Small-Cap Fund. The table compares the fee and expense information for the Small-Cap Fund currently and its pro forma estimated fees and expenses for the Small-Cap Fund following the approval of the proposed New Advisory Agreement. Pro forma expense ratios of the Small-Cap Fund shown should not be considered an actual representation of future expenses. Such pro forma expense ratios of the Small-Cap Fund project anticipated expense levels, but actual ratios may be greater or less than those shown.

Catholic Responsible Investments Small-Cap Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund and compares the Fund’s actual operating expenses for the fiscal year ended October 31, 2025 under the Current Advisory Agreement with the Fund’s hypothetical or pro forma operating expenses for the fiscal year ended October 31, 2025 if the New Advisory Agreement and New Small-Cap Fund Expense Cap had been in place for the entire fiscal year.

	Fiscal Year Ended October 31, 2025	Pro Forma
	Institutional Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.78%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses[1,2]	0.28%	0.86%

[1]	Under the Current Expense Limitation Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.31% of the Fund’s average daily net assets until February 28, 2027 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.
[2]	Subject to shareholder approval of the New Advisory Agreement, CBIS has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.88% of the Fund’s average daily net assets until February 28, 2028 (the “contractual expense limit”). In addition, CBIS may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by CBIS, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2028.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Fiscal Year Ended October 31, 2025

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$29	$90	$157	$356

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Advisory Agreement and New Small-Cap Fund Expense Cap were in place throughout the fiscal year ended October 31, 2025, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$88	$274	$477	$1,061

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

Description of the Material Terms of the Current Advisory Agreement and the New Advisory Agreement

•	Material Terms of the Current Advisory Agreement and the New Advisory Agreement

The Current Advisory Agreement, dated November 17, 2021, was most recently renewed by the Board for a term of one year on August 19, 2025. The Current Advisory Agreement was approved by the Funds’ initial shareholder before the Funds commenced investment operations.

The New Advisory Agreement will become effective upon approval by the Funds’ Shareholders. The terms of the New Advisory Agreement are identical to the terms of the Current Advisory Agreement, except with respect to the effectiveness date and the higher advisory fees provided in the fee schedule to the New Advisory Agreement. Set forth below is a summary of material terms of the New Advisory Agreement. The form of the New Advisory Agreement, including the fee schedule reflecting the higher advisory fees, is included as Exhibit A. Although the summary of material terms of the New Advisory Agreement below is qualified in its entirety by reference to the form of New Advisory Agreement included as Exhibit A, Shareholders should still read the summary below carefully.

The advisory fee rates under the Current Advisory Agreement and the New Advisory Agreement are different. The differences in the annualized advisory fee rates paid to CBIS by the Funds under the Current Advisory Agreement and the New Advisory Agreement are set forth below:

Fund	Current Advisory Fee Rate	New Advisory Fee Rate
Catholic Responsible Investments Magnus 45/55 Fund	0.00%	0.05%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%	0.05%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%	0.05%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%	0.05%
Catholic Responsible Investments Small-Cap Fund	0.20%	0.78%

In addition, the Funds’ operating expenses are expected to increase as a result of the New Advisory Agreement.

The New Advisory Agreement would require CBIS to provide the same services as CBIS provides under the Current Advisory Agreement. CBIS shall, subject to the oversight of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds’ assets consistent with the investment objectives and policies of the Funds.

The New Advisory Agreement has the same duration and termination provisions as the Current Advisory Agreement. The New Advisory Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Advisory Agreement and who are not “interested persons” (as defined in the 1940 Act) of any party to the New Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or, with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon not more than 60 days’ nor less than 30 days’ written notice by CBIS, without the payment of any penalty, and shall automatically terminate in the event of its assignment.

The New Advisory Agreement subjects CBIS to the same standard of care and liability to which it was subject under the Current Advisory Agreement.

•	Information on Investment Advisory Fees Paid

As noted above, the advisory fees payable under the New Advisory Agreement are greater than the advisory fees payable under the Current Advisory Agreement. Under the New Advisory Agreement, CBIS will receive a fee, computed daily and paid monthly, at an annual rate of each Fund’s average daily net assets, as set forth in the table above.

The following table shows: (i) the dollar amounts of fees payable to CBIS by the Funds pursuant to the Current Advisory Agreement for the most recent fiscal year ended October 31, 2025; (ii) the dollar amounts of advisory fees waived or Fund expenses reimbursed by CBIS pursuant to the Original Expense Limitation Agreement that was in place for the Funds for the fiscal year ended October 31, 2025; and (iii) the dollar amounts of net advisory fees paid to CBIS by the Funds for the most recent fiscal year ended October 31, 2025:

Fund Name	Contractual Advisory Fees	Advisory Fees Waived or Expenses Reimbursed	Net Advisory Fees Paid
Catholic Responsible Investments Magnus 45/55 Fund	$0	$122,248	$0
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$0	$100,122	$0
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$0	$66,462	$0
Catholic Responsible Investments Magnus 75/25 Fund	$0	$120,197	$0
Catholic Responsible Investments Small-Cap Fund	$1,091,551	$0	$1,091,551

As discussed above, CBIS will implement (i) the New Magnus Fund Expense Cap if Magnus Fund Shareholders approve the New Advisory Agreement with respect to the Magnus Funds, and (ii) the New Small-Cap Fund Expense Cap if Small-Cap Fund Shareholders approve the New Advisory Agreement with respect to the Small-Cap Fund.

The following table shows on a pro forma basis: (i) the dollar amounts of fees payable to CBIS by the Funds pursuant to the New Advisory Agreement if the New Advisory Agreement had been in effect for the most recent fiscal year ended October 31, 2025; (ii) the dollar amounts of advisory fees that CBIS would have waived or Fund expenses that CBIS would have reimbursed for the most recent fiscal year ended October 31, 2025 if the New Magnus Fund Expense Cap and New Small-Cap Fund Expense Cap had been in effect for the most recent fiscal year ended October 31, 2025; (iii) the dollar amounts of net advisory fees that would have been paid to CBIS by the Funds pursuant to the New Advisory Agreement if the New Advisory Agreement and New Magnus Fund Expense Cap and New Small-Cap Fund Expense Cap had been in effect for the most recent fiscal year ended October 31, 2025; and (iv) the percentage increase in the net investment advisory fees that would have been paid to CBIS under the New Advisory Agreement relative to the net investment advisory fees paid to CBIS under the Current Advisory Agreement for the most recent fiscal year ended October 31, 2025:

Fund Name	Pro Forma Contractual Advisory Fees	Pro Forma Advisory Fees Waived and Expenses Reimbursed	Pro Forma Net Advisory Fees Paid	Pro Forma Percentage Increase Over Actual Net Advisory Fees Paid
Catholic Responsible Investments Magnus 45/55 Fund	$66,731	$68,911	$0	0%[1]
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$272,375	$0	$272,375	100%[2]
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$717,495	$0	$717,495	100%[2]
Catholic Responsible Investments Magnus 75/25 Fund	$119,956	$17,641	$102,316	100%[2]
Catholic Responsible Investments Small-Cap Fund	$4,259,147	$0	$4,259,147	290%[3]

[1]	While CBIS would not experience an increase in net investment advisory fees paid, the amount of Fund expenses that CBIS would be required to reimburse would decrease by 98%.
[2]	Represents an increase relative to $0 in net advisory fees earned under the Current Advisory Agreement.
[3]	Does not reflect the deduction of fees that CBIS would pay to new sub-advisers.

Information about CBIS

CBIS, an Illinois corporation founded in 1981, is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and serves as the investment adviser to the Funds. CBIS’ principal place of business is located at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606. As of December 31, 2025, CBIS had approximately $12.6 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of CBIS. The address of each such individual is 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606.

Name	Position(s) Held with CBIS
Jeffrey A. McCroy	President and Chief Executive Officer
Thomas Digenan	Chief Investment Officer
Kerri A. Shields	Chief Financial Officer and Global Head of Product
Cece Novotny	Chief Operating Officer
Sarah E. McClain	Chief Marketing Officer
Michael A. Jackson	Global Head of Strategic Relationships
Michael Bell	Head of Global Client Relationships
Edward P. Mooney, Jr.	Director
Pamela S. Gleeson	Director
Roberto Herencia	Director
Br. Sergio Leal	Director
William R. Rybak	Director

No officers or directors of the Trust hold positions with CBIS.

CBIS does not serve as an investment adviser to any other fund registered under the 1940 Act having similar investment objectives to the Funds.

Board Considerations in Approving the New Advisory Agreement

A Board meeting was held on February 25, 2026 (the “February Meeting”) to decide whether to approve the New Advisory Agreement for an initial two-year term, contingent on Shareholder approval. In preparation for the February Meeting, the Trustees requested that CBIS furnish information necessary to evaluate the terms of the New Advisory Agreement. The Trustees used this information, as well as other information that CBIS and other service providers of the Funds presented or submitted to the Board in connection with the February Meeting as well as at a Board meeting held on August 19–20, 2025 (the “August Meeting”) in connection with the most recent renewal of the Current Advisory Agreement, to help them determine whether to approve the New Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from CBIS and other service providers of the Funds regarding: (i) CBIS’ rationale for proposing to add and implement the DAA Framework and for proposing the Small-Cap Fund Strategy Changes; (ii) the nature, extent and quality of the services to be provided by CBIS to the Funds under the New Advisory Agreement; (iii) CBIS’ investment management personnel; (iv) CBIS’ operations and financial condition; (v) CBIS’ brokerage practices (including any soft dollar arrangements) and investment strategies; (vi) the proposed advisory fees to be paid to CBIS under the New Advisory Agreement and overall fees and operating expenses compared with peer groups of mutual funds; (vii) the level of CBIS’ profitability from its relationship with the Funds, including both direct and indirect benefits accruing to CBIS and its affiliates; (viii) CBIS’ potential economies of scale; (ix) CBIS’ compliance program, including a description of material compliance matters and material compliance violations; (x) CBIS’ policies on and compliance procedures for personal securities transactions; and (xi) CBIS’ historical performance in managing the Funds under the Current Advisory Agreement compared with peer groups of mutual funds and the Funds’ benchmark indices.

At the February Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by CBIS and other service providers of the Funds, approved the New Advisory Agreement. In considering the approval of the New Advisory Agreement, the Board considered various factors that they determined were relevant, including but not limited to: (i) the nature, extent and quality of the services to be provided by CBIS; (ii) the investment performance of the Funds to date under the Current Advisory Agreement; (iii) the costs of the services to be provided and profits estimated to be realized by CBIS from its relationship with the Funds; (iv) the extent to which economies of scale are being realized by CBIS; and (v) whether fee levels reflect such economies of scale for the benefit of the Funds’ investors.

Nature, Extent and Quality of Services to be Provided by CBIS

In considering the nature, extent and quality of the services proposed to be provided by CBIS, the Trustees considered both the services historically provided by CBIS to the Funds under the Current Advisory Agreement and the additional services to be provided to the Funds pursuant to the New Advisory Agreement. The Board considered that CBIS, in implementing the Magnus Funds’ DAA Framework and the Small-Cap Fund Strategy Changes, will devote more resources to servicing the Funds and incur higher expenses as a result. With respect to the Magnus Funds’ DAA Framework, the Trustees considered the potential benefits of the DAA Framework to the Magnus Funds, the enhancements to the investment process for the Magnus Funds and the additional resources required to continuously develop, monitor and manage the DAA Framework. With respect to the Small-Cap Fund Strategy Changes, the Trustees considered that CBIS intends to replace RhumbLine with four new sub-advisers and that an actively managed strategy is generally more complex and resource-intensive than a passively managed strategy and generally requires additional attention, personnel and resources. The Board reviewed the portfolio management services to be provided by CBIS to the Funds, including the quality and continuity of CBIS’ portfolio management personnel, the resources of CBIS, and CBIS’ compliance history and compliance program. The Trustees also reviewed CBIS’ investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for CBIS was available to the Board, as was the response of CBIS to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by CBIS to the Funds.

The Trustees also considered other services to be provided to the Funds by CBIS such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by CBIS under the New Advisory Agreement would be satisfactory.

Investment Performance of the Funds and CBIS

Because the Magnus Funds’ DAA Framework and Small-Cap Fund Strategy Changes had not yet been implemented, the Funds did not yet have an investment performance record reflecting such strategy changes. The Board was, however, provided with reports regarding the Funds’ historical performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator in connection with the August Meeting comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. In preparation for and at the February Meeting, representatives from CBIS provided information regarding and led discussions of factors impacting the performance of the Funds, and they outlined current market conditions and highlighted their expectations regarding the Funds’ future performance following implementation of the Magnus Funds’ DAA Framework and Small-Cap Fund Strategy Changes. The Trustees determined that the Funds’ historical performance was satisfactory, or, where the Funds’ historical performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by CBIS in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that CBIS has been able to achieve for the Funds under the Current Advisory Agreement, along with the expected benefits of the Magnus Funds’ DAA Framework and Small-Cap Fund Strategy Changes, were sufficient to support the approval of the New Advisory Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to CBIS, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to CBIS under the New Advisory Agreement. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the projected expense ratios and proposed advisory fees for the Funds to those paid by peer groups of mutual funds as classified by Lipper and/or Morningstar, each an independent provider of investment company data. The Board concluded, within the context of its full deliberations, that the advisory fees to be paid to CBIS under the New Advisory Agreement were reasonable in light of the nature and quality of the services expected to be rendered by CBIS.

The Trustees reviewed the costs of services provided by and the profits expected to be realized by CBIS from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to CBIS and its affiliates. The Trustees considered how CBIS’ profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of CBIS with respect to the management of the Funds, both under the Current Advisory Agreement and as projected under the New Advisory Agreement, were not unreasonable. The Board also considered CBIS’ commitment to managing the Funds and its willingness to enter into expense limitation and fee waiver arrangements with the Funds. The Trustees considered CBIS’ views relating to economies of scale in connection with the Funds as their assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and their shareholders. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees.

Conclusion

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Advisory Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

ADDITIONAL INFORMATION

Other Service Providers

SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payment of Expenses

The expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations will be borne by the Funds.

Commissions Paid to Affiliated Brokers

During the Funds’ most recently completed fiscal year ended October 31, 2025, the Funds did not pay any commissions to any affiliated brokers.

Beneficial Ownership of Shares

Exhibit B sets forth the persons who owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of a class of the Funds. On that date, the Trustees and officers of the Trust, together as a group, beneficially owned less than 1% of each class of each Fund’s outstanding shares.

The information as to beneficial ownership is based on statements furnished to the Trust by the Trustees and officers of the Trust, and/or on the records of the Trust’s transfer agent.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Funds’ annual report dated October 31, 2025, which covers the period from November 1, 2024 to October 31, 2025, or semi-annual report dated April 30, 2026, which covers the period from November 1, 2025 to April 30, 2026, Shareholders may call 866-348-6466 or write to the Funds at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112, c/o Atlantic Shareholder Services.

Submission of Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of a Fund who wish to present a proposal for action at a future meeting, including a recommendation for nominations to fill vacancies on the Board, should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

Each Proposal must be approved by the vote of a “majority of the outstanding shares” (as such term is defined in the 1940 Act) of the Funds. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. Each Proposal will be voted on separately. The approval of Proposal 1 is not contingent on the approval of Proposal 2, and the approval of Proposal 2 is not contingent on the approval of Proposal 1.

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call 877-550-2247.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers of the Trust and representatives of CBIS, who will not be paid for these services, and representatives of EQ Fund Solutions, who will be paid for these services. The anticipated costs of EQ Fund Solutions’ services and related costs are $20,000. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Funds. The total amount that each Magnus Fund is expected to pay in Proxy Costs is disclosed above on page 4. The total amount that the Small-Cap Fund is expected to pay in Proxy Costs is disclosed above on page 14.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. The presence in person or by proxy of shareholders of the Funds holding more than thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders of the Funds as of the Record Date constitutes a quorum for the transaction of business at the Meeting. If, however, a quorum shall not be present or represented at any meeting of the Shareholders, the holders of a majority of the votes present in person or by proxy shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented, provided that the adjourned meeting is within a reasonable time after the date set for the original meeting.

Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

The presence at the Meeting of any broker non-votes is not anticipated. Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal. A broker non-vote occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The Proposal is considered “non-routine” for purposes of determining broker-non-votes. Therefore, because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting, there are not expected to be any broker non-votes at the Meeting. Therefore, if you do not provide voting instructions to your broker of record, your shares will not be considered present at the Meeting for purposes of determining whether a quorum is present or for any other purpose. This could make achieving quorum more difficult.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.

Abstentions will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The Funds will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matters described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

As of the Record Date, the Magnus Funds owned, in the aggregate, approximately 27.89% of the Small-Cap Fund’s outstanding shares. CBIS, as the Funds’ investment adviser, has authority to vote those shares in its capacity as the Magnus Funds’ investment adviser. CBIS has determined to “mirror vote” those shares, meaning that CBIS will cast the Magnus Funds’ votes in the same proportion as the votes of all other Small-Cap Fund shareholders.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

EXHIBIT A

FORM OF

investment ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (the “Agreement”) made as of this ___ day of ____________, by and between Catholic Responsible Investments Funds (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Christian Brothers Investment Services, Inc. (the “Adviser”), an Illinois corporation with its principal place of business at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606.

W I T N E S S E T H

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund,” and, collectively, the “Funds”), as said Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform said services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1. The Adviser’s Services.

(a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In said capacity, the Adviser, subject to the supervision of the Board, regularly shall provide the Funds with investment research, advice, and supervision, and shall furnish continuously an investment program for each of the Funds, consistent with the investment objectives and policies of the Fund. With respect to each Fund, the Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, the Trust’s By-Laws, and the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies, and restrictions of the Fund, as each of the same from time to time shall be in effect. To carry out these obligations, the Adviser shall exercise full discretion and act for each of the Funds in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of said purchases, sales, or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments in any way shall limit the right of the Board, in the Board’s sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or otherwise to exercise the Board’s right to control the overall management of the Fund. As applicable and appropriate, and without limiting the generality of the foregoing, the Adviser has the authority to enter into trading agreements on behalf of each of the Funds and to adhere on each Fund’s behalf to the applicable International Swaps & Derivatives Association (“ISDA”) over-the-counter (“OTC”) derivatives transaction protocols and to enter into client agency agreements or other documents that may be required to effect OTC derivatives transaction through swap execution facilities (i.e., “SEFs”).

(b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations, and case law that relate to the services and relationships described hereunder and to the conduct of the Adviser’s business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any relevant policies, guidelines, instructions, and procedures approved by the Board and provided to the Adviser. In selecting a Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that the Adviser reasonably believes are adequate to ensure the Adviser’s compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board initially has determined to delegate the authority and responsibility to vote proxies for the Funds’ securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise the Adviser’s proxy voting responsibilities. The Adviser shall carry out said responsibilities in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and the Adviser’s fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep those records relating to proxy voting as the Board reasonably may request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any said delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

The Adviser is authorized to instruct the Funds’ custodian and/or broker(s) promptly to forward to the Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolios of the Funds (other than materials relating to legal proceedings against the Funds). The Adviser also may instruct the Funds’ custodian and/or broker(s) to provide reports of holdings in the portfolios of the Funds. The Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Funds’ custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser’s discretion, refraining from voting would be in the best interests of a Fund and the Fund’s shareholders.

(d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or the Trust’s Board the information required to be supplied under this Agreement by Adviser.

The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records required to be maintained by any administrator, custodian, or transfer agent appointed by the Trust) relating to the Adviser’s responsibilities provided hereunder with respect to the Funds, and shall preserve said records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (hereinafter, the “Fund Books and Records”). The Fund Books and Records shall be available to the Board at any time upon reasonable request, shall be delivered to the Trust upon the termination of this Agreement, and shall be available without delay during any day the Trust is open for business.

(e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and, on the Adviser’s own initiative, may furnish the Trust and the Trust’s Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide, upon request, any pricing information of which the Adviser is aware to the Trust, the Trust’s Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating a Fund net asset value in accordance with procedures and methods established by the Board.

(f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents, and all other agents and representatives of the Trust with respect to such information regarding the Funds as said entities reasonably may request from time to time in the performance of said entities’ obligations, to provide prompt responses to reasonable requests made by said persons, and to establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2. Code of Ethics. The Adviser has adopted a written code of ethics that the Adviser reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), and which the Adviser has provided to the Trust. The Adviser shall ensure that the Adviser’s “Access Persons” (as that term is defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that the Adviser has adopted procedures reasonably necessary to prevent the Adviser’s Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Trust’s Board concerning the Adviser’s Code of Ethics, which annual report shall comply with the requirements of Rule 17j-1. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser promptly shall notify the Trust of any material violation of the Code, whether or not said violation relates to a security held by a Fund.

3. Information and Reporting. The Adviser shall provide the Trust and the Trust’s officers with such periodic reports concerning the obligations that the Adviser has assumed under this Agreement as the Trust from time to time reasonably may request.

(a) Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s chief compliance officer promptly upon detection of: (i) any material failure to manage a Fund in accordance with the Fund’s investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines, or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with the Fund’s investment objectives and policies, applicable law, including, but not limited to, the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines, or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any said failure promptly and to take any action that the Board reasonably may request in connection with any said breach. Upon request, the Adviser also shall provide the officers of the Trust with supporting certifications in connection with said certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Adviser shall promptly notify the Trust in the event that: (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (ii) an actual change in control of the Adviser resulting in an “assignment” (as that term is defined in the 1940 Act) has occurred or otherwise is proposed to occur.

(b) Board and Filings Information. The Adviser shall provide the Trust with any information reasonably requested regarding the Adviser’s management of the Funds required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-PX, Form N-CEN, Form N-PORT, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser shall make the Adviser’s officers and employees available to meet with the Board from time to time on due notice to review the Adviser’s investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c) Subadvisers. In carrying out the Adviser’s responsibilities hereunder in regard to each of the Funds referenced in Schedule A to this Agreement, the Adviser, in the Adviser’s sole discretion to the extent permitted by applicable law, any exemptive orders issued by the SEC applicable to the Funds, or any SEC staff no-action letter applicable to a Fund, shall have the authority hereunder to select, employ, retain, or otherwise avail itself of the services of other persons or entities registered as investment advisers under the Advisers Act (a “subadviser”), including, without limitation, affiliates of the Adviser, at the Adviser’s own cost and expense on such terms as the Adviser shall determine to be necessary, desirable, or appropriate, to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. Retention of one or more subadvisers in no way shall reduce or relieve the responsibilities or obligations of the Adviser under this Agreement, and the Adviser shall supervise and oversee the activities of any said subadviser and the Adviser shall be responsible for all acts and omissions of said subadvisers in connection with the performance of the Adviser’s duties hereunder unless otherwise agreed by the parties. Any said subadviser shall be registered under the Advisers Act, be in good standing with the Commission, and be capable of performing the subadviser’s subadvisory duties pursuant to a subadvisory agreement approved by the Trust’s Board and, except as otherwise permitted by the 1940 Act or by Commission rule or regulation, a vote of the majority of the outstanding voting securities of the applicable Fund.

(d) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or the Trust’s designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust, in the Trust’s sole discretion, may determine to be appropriate. The provision of said information by the Adviser to the Trust or the Trust’s designated agent in no way relieves the Adviser of the Adviser’s own responsibilities under this Agreement.

4. Brokerage.

(a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of the Adviser’s directors, officers, or employees shall act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for each Fund’s account with brokers or dealers selected by the Adviser. In the selection of these brokers or dealers and the placing of these orders, the Adviser is directed at all times to seek for each Fund the most-favorable execution and net price available under the circumstances. It also is understood that it is desirable for each Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for each Fund with these brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by these brokers may be useful to the Adviser in connection with the Adviser’s or the Adviser’s affiliates’ services to other clients.

(c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable law and regulations, may aggregate the order for securities to be sold or purchased. In said event, the Adviser shall allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with the Adviser’s fiduciary obligations to a Fund and to such other clients under the circumstances.

(d) Affiliated Brokers. The Adviser or any of the Adviser’s affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and as set forth in the Fund’s current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or the Adviser’s affiliates may receive brokerage commissions, fees, or other remuneration from the Fund for these services in addition to the Adviser’s fees for services under this Agreement.

5. Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6. Allocation of Charges and Expenses. The Adviser shall bear the Adviser’s own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. To the extent that expenses to be borne by the Trust or a Fund pursuant to this Section 6 are paid by the Adviser, the Trust, acting on behalf of the Fund, shall reimburse the Adviser for such expense.

7. Representations, Warranties, and Covenants.

(a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and shall remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and, to the best knowledge of the Adviser, there is no proceeding or investigation that reasonably is likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees promptly to notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with the Adviser’s investment management operations.

(b) ADV Disclosure. The Adviser has provided the Trust with a copy of Part 1 of the Adviser’s Form ADV, as most-recently filed with the Commission, and with a copy of Part 2 of the Adviser’s Form ADV, as most-recently updated, and, promptly after filing any amendment to the Adviser’s Form ADV with the Commission or updating Part 2 of the Adviser’s Form ADV, shall furnish a copy of said amendments or updates to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which said statements were made, not misleading.

(c) Fund Disclosure Documents. The Adviser has reviewed, and in the future shall review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement, or sticker to any of the foregoing), and advertising and sales material relating to the Funds (collectively, the “Disclosure Documents”), and represents and warrants that said Disclosure Documents contain or shall contain no untrue statement of any material fact relating to the Adviser and the Adviser’s affiliates, each Fund’s investment strategies and related risks, and other information supplied by Adviser for inclusion therein, and do not and shall not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Use of the Name “Catholic Responsible Investments.” The Adviser has the right to use the name “Catholic Responsible Investments” in connection with the Adviser’s services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Catholic Responsible Investments” in connection with the management and operation of the Funds until this Agreement is terminated as set forth herein. The Adviser is not aware of any threatened or existing actions, claims, litigation, or proceedings that adversely would affect or prejudice the rights of the Adviser or the Trust to use the name “Catholic Responsible Investments.”

(e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide: (i) prior written notice to the Trust of any material changes in the Adviser’s insurance policies or insurance coverage; or (ii) notice if any material claims are made on the Adviser’s insurance policies. Furthermore, the Adviser, upon reasonable request, shall provide the Trust with any information that the Trust reasonably may require concerning the amount of or scope of said insurance.

(f) No Detrimental Agreement. The Adviser represents and warrants that the Adviser has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to the Adviser’s selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g) Conflicts. The Adviser shall act honestly, in good faith, and in the best interests of the Trust, including requiring any of the Adviser’s personnel with knowledge of Fund activities to place the interest of each Fund first, ahead of said personnel’s own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with the Adviser’s fiduciary duties under applicable law.

(h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date that this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a) of this Agreement, whether or not specifically referenced in said report.

8. The Names “Catholic Responsible Investments” and “Magnus” The Adviser grants to the Trust a limited, non-exclusive, non-sublicenseable, non-transferrable license to use the name and trademark “Catholic Responsible Investments” (the “CRI Name”) as part of the name of the Trust and/or any Fund for the duration of this Agreement or until such license is terminated pursuant to this Section and a limited, non-exclusive, non-sublicenseable, non-transferrable license to use the name and trademark “Magnus” (the “Magnus Mark” and, together with the CRI Mark, each a “Licensed Mark” and collectively the “Licensed Marks”) as part of the name of any Fund for the duration of this Agreement or until such license is terminated pursuant to this Section. The foregoing authorization by the Adviser to the Trust to use the Licensed Marks is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Licensed Marks; the Trust acknowledges and agrees that, as between the Trust and the Adviser, (i) the Adviser has the right to use, or authorize others to use, the Licensed Marks, (ii) the Adviser is the sole owner of the Licensed Marks, all rights therein and all goodwill associated therewith, and (iii) all rights arising from use of the Licensed Marks by the Trust shall inure to the benefit of the Adviser. The Trust shall: (1) use the Licensed Marks only in a manner consistent with uses approved by the Adviser; (2) use the Trust’s best efforts to maintain the quality of the services offered using the Licensed Marks; and (3) adhere to such other specific quality control standards as the Adviser from time to time reasonably may promulgate. At the request of the Adviser, the Trust: (a) shall submit to Adviser representative samples of any promotional materials using the Licensed Marks and shall promptly make any changes reasonably to such promotional materials requested by Adviser with respect to such use; and (b) shall change the name of the Trust and any Fund within thirty (30) days of the Trust’s receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to one or both Licensed Marks and thereafter shall not transact any business using such Licensed Mark(s) (including the use of such Licensed Mark(s) in the name of the Trust or any Fund).

9. Adviser’s Compensation. Each of the Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Said fee shall be computed daily and paid not less than monthly in arrears by each Fund.

The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in said month.

10. Independent Contractor. In the performance of the Adviser’s duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed to be an agent of the Trust or the Funds. If any occasion should arise in which the Adviser gives any advice to the Adviser’s clients concerning the shares of a Fund, the Adviser shall act solely as investment counsel for said clients and not in any way on behalf of the Fund.

11. Non-Exclusive Services. The Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Trust.

Nothing in this Agreement shall limit or restrict the Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Trust acknowledges that the Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Trust. The Adviser shall have no obligation to acquire for the Trust a position in any investment which the Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

12. Assignment and Amendments. This Agreement automatically shall terminate, without the payment of any penalty, in the event of the Agreement’s “assignment” (as that term is defined in Section 2(a)(4) of the 1940 Act); provided, that said termination shall not relieve the Adviser of any liability incurred hereunder.

This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

13. Duration and Termination.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) hereof, and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a)	The Trust may cause this Agreement to terminate either (i) by vote of the Trust’s Board or (ii) with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

(b)	The Adviser at any time may terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

(c)	This Agreement automatically shall terminate two years from the date of the Agreement’s execution unless the Agreement’s renewal specifically is approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of said Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on said approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that, if the continuance of this Agreement is submitted to the shareholders of a Fund for the shareholders’ approval and said shareholders fail to approve said continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

(d)	Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Adviser, immediately upon notice of termination or on such later date as may be specified in said notice, shall cease all activity on behalf of each of the Funds and with respect to any of the Fund’s assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct, and otherwise shall cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser, provided, however, the Adviser may retain copies of the Fund Books and Records.

14. Certain Definitions. For the purposes of this Agreement:

(a)	“Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

(b)	“Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

15. Liability of the Adviser.

(a) The Adviser shall not be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Adviser or for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relate, except a loss resulting from a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). In addition, the Adviser shall not be liable or responsible for:

(1) Adviser's failure to effect a transaction, if the Adviser reasonably believed that such transaction may constitute a violation of an applicable law, rule or regulation, or the breach of a fiduciary duty, prohibited transaction or confidential relationship between the Adviser and any other person;

(2) damages, costs and losses arising as a result of the use of email or fax as means of transmitting communications, including by reason of a failure or an error during transmission or receipt, incomplete or inaccurate instructions, abuse or fraudulent use;

(3) for the selection of service providers to the Trust and the Funds or any loss or damage incurred by reason of any act or omission of any administrator, custodian, or other service provider appointed by the Board;

(4) any delay or failure to perform its obligations under this Agreement, if such delay or failure arises from or is attributable to acts, events, omissions or accidents beyond the reasonable control of Adviser, or an act of God, or war, or terrorist act, or compliance with any law or governmental order of directive;

(5) the actions or inactions of brokers, counterparties, futures commission merchants or clearing organizations, except to the extent the Adviser's liability is required by applicable law;

(6) where, after having served a notice designating an early termination date or an event of default in connection with a derivatives transaction, it transpires that no event of default had occurred or that at the relevant time the event of default was no longer continuing; or

(7) for taking any action that it considers appropriate during an event of default, a termination event, an early termination event or a liquidation event, including in respect of: any losses, costs, liabilities, claims or expenses incurred by a Fund as a result of such action, or any resulting breach of a Fund's investment objectives or guidelines.

Certain federal laws, including federal securities laws, impose liabilities under certain circumstances on persons who act in good faith and therefore nothing contained herein shall in any way constitute a waiver or limitation of any rights that the Trust may have under any such federal laws.

16. Indemnification.

(a) The Funds shall indemnify and hold harmless the Adviser, each affiliated person of the Adviser and each person who controls the Adviser against any and all losses, claims, damage, expense or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) are not the result of disabling conduct of the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of the Independent Trustees or (b) an independent legal counsel in a written opinion.

The Adviser shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the applicable law. The Adviser shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Trust has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, the following additional conditions shall be met: (a) the Adviser shall provide a security in form and amount acceptable to the Trust for its undertaking; and (b) a majority of a quorum of Independent Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

(b) The Adviser shall indemnify and hold harmless the Funds, each affiliated person of the Funds and each person who controls the Funds against any and all losses, claims, damage, expense or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) are the result of disabling conduct of the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was liable by reason of disabling conduct by (a) the vote of a majority of a quorum of the Independent Trustees or (b) an independent legal counsel in a written opinion.

17. Confidentiality.

(a) From time to time, a party (the “Discloser”) may disclose, exchange, or make available, the party’s “Confidential Information” (as that term is defined below) to the other parties. For purposes of this Agreement, “Confidential Information” shall mean any information, data, or materials pertaining to the Discloser’s or the Discloser’s affiliates’ or subsidiaries’ business, financial, or internal plans or affairs, regardless of form of communication (whether oral, in hard copy, electronic, or any other medium whatsoever), and whether furnished before, on, or after the date of this Agreement, that is not currently available to the general public, and for which the owning party derives actual or potential value from said unavailability.

(b) Confidential Information shall NOT include: (a) any information that is or becomes generally available to the public through no breach of this Agreement by the recipient of the information (the “Recipient”); (b) any information that is disclosed to the Recipient on a non-confidential basis by a third party who, to the Recipient’s knowledge after due inquiry, has legitimate possession thereof and the unrestricted right to make this disclosure; and (c) any information developed by the Recipient independently of, and without reference to, any Confidential Information disclosed by the Discloser to the Recipient.

(c) The Recipient acknowledges that any Confidential Information provided by the Discloser shall be used by the Recipient solely for purposes related to the Agreement, and, except as provided in a subsequent written agreement between the parties, the provision of Confidential Information shall not be construed as creating any express or implied license to develop or otherwise use the Confidential Information in any manner. The Recipient agrees: (a) to take reasonable steps to safeguard the Confidential Information from theft, piracy, or unauthorized access, and to hold the Confidential Information in strict confidence and secrecy using at least the same level of care and protection against disclosure as the Recipient uses in protecting the Recipient’s own confidential and proprietary information; (b) not to use the Confidential Information for any purpose other than those purposes related to this Agreement; (c) not to reveal or disclose the Confidential Information to any individual, firm, or entity without the prior written consent of the Discloser, other than as set forth in (e) below; (d) to inform third-party recipients of the confidential nature of the Confidential Information; and (e) to disclose Confidential Information to the Recipient’s officers, directors, representatives, agents, or employees only on a “need-to-know” basis and to inform these individuals of their obligations under this Agreement, taking such steps as may be reasonable in the circumstances, or as may be reasonably requested by the Discloser, to prevent any unauthorized disclosure, copying, or use of the Confidential Information. Neither the Discloser nor any of the Discloser’s officers, directors, employees, or controlling persons make any express or implied representation or warranty as to the completeness and accuracy of any Confidential Information, and the Recipient agrees that none of these persons shall have any liability to the Recipient or any of the Recipient’s representatives and agents relating to or arising from the use of any Confidential Information or for any errors therein or omissions therefrom.

(d) The Recipient acknowledges that any Confidential Information provided pursuant to this Agreement constitutes unique, valuable, and special business of the Discloser. The Recipient agrees that a violation of any material provision of this Agreement may cause the Discloser irreparable injury for which the Discloser would have no adequate remedy at law, and agrees that the Discloser may be entitled to seek immediate injunctive relief prohibiting said violation, without bond, in addition to any other rights and remedies available to the Discloser.

(e) Neither party shall be liable for disclosure of Confidential Information made to any court of proper jurisdiction, regulatory, self-regulatory, governmental agency or examining authority having jurisdiction over either party and pursuant to subpoena, court order, or other legal process or as otherwise required by law or regulation. The Recipient shall provide the Discloser with prompt written notice of said request or requirement for disclosure, unless prevented by applicable law or regulation. If requested, the Recipient shall reasonably cooperate at the Discloser’s expense in defending against any said court or administrative order.

(f) It is understood and agreed that regulators having jurisdiction over any of the parties shall have unrestricted access to all books, records, files, and other materials in a party’s possession, including the Confidential Information, and disclosure of the Confidential Information to these persons solely for purposes of supervision or examination may occur without written notice to or authorization from the Discloser.

18. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective, as to said jurisdiction, to the extent of said invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

19. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever, shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer, or holder of shares of beneficial interest of the affected Fund shall be personally liable for any of the foregoing liabilities.

20. Change In the Adviser’s Ownership. The Adviser agrees that the Adviser shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to said change being effected.

21. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, and the Adviser consents to the jurisdiction of courts, both state and federal, in Delaware, with respect to any dispute under this Agreement.

22. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement, and shall not affect this Agreement’s construction.

23. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24. Miscellaneous. Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly-authorized officers as of the date first above written.

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS,
on behalf of the Fund(s) listed on Schedule A

By:
Name:
Title:

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:
Name:
Title:

AMENDED AND RESTATED SCHEDULE A

dated _________________

to the

INVESTMENT ADVISORY AGREEMENT,

dated ____________, between

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

and

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

The Trust shall pay to the Adviser, as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of each of the Funds in accordance with the following fee schedule:

Fund	Rate
Catholic Responsible Investments Magnus 45/55 Fund	0.05%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.05%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.05%
Catholic Responsible Investments Magnus 75/25 Fund	0.05%
Catholic Responsible Investments Ultra Short Bond Fund	0.25%
Catholic Responsible Investments Short Duration Bond Fund	0.30%
Catholic Responsible Investments Opportunistic Bond Fund	0.35%
Catholic Responsible Investments Bond Fund	0.30%
Catholic Responsible Investments Equity Index Fund	0.06%
Catholic Responsible Investments Multi-Style US Equity Fund	0.60%
Catholic Responsible Investments International Equity Fund	0.74%
Catholic Responsible Investments Small-Mid Cap Equity Fund	0.78%
Catholic Responsible Investments International Small-Cap Fund	0.96%

ACKNOWLEDGED AND ACCEPTED BY

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:
Name:
Title:

CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

By:
Name:
Title:

EXHIBIT B

SHARE OWNERSHIP AS OF THE RECORD DATE

Catholic Responsible Investments Magnus 45/55 Fund
Name and Address	Class of Shares	Number of Shares	% of Class
BROTHERS OF THE CHRISTIAN SCHOOLS OF MANHATTAN COLLEGE INVESTED FUNDS 4415 POST RD BRONX, NY 10471-3408	Investor Shares	578,132.086	14.91%
LASALLE PASTORAL FOUNDATION DISTRITO BOLIVIA – PERU 7650 S COUNTY LINE RD BURR RIDGE, IL 60527-7959	Investor Shares	376,664.295	9.71%
CATHOLIC CHARITIES OF CALIFORNIA INC INVESTED FUNDS 1107 9TH ST SUITE 707 SACRAMENTO, CA 95814-3612	Investor Shares	343,749.566	8.86%
HDGMVN RELIGIOUS SUPPORT FUND 15092 WALES CIR WESTMINSTER, CA 92683-6710	Investor Shares	282,111.071	7.28%
SISTERS OF SOCIAL SERVICE OF BUFFALO INC SUPPORT TRUST FUND 296 SUMMIT AVE BUFFALO, NY 14214	Investor Shares	250,270.368	6.45%
SERVANTS OF THE BLESSED SACRAMENT INVESTED FUNDS 101 SILVER ST WATERVILLE, ME 04901-5990	Investor Shares	247,420.96	6.38%
FRANCISCAN MONASTERY OF SAINT CLARE LONG TERM OPERATING FUND 1271 LANGHORNE NEWTOWN RD LANGHORNE, PA 19047-1297	Investor Shares	243,426.256	6.28%
SISTERS OF SAINT FRANCIS MOUNT ALVERNO GENERAL FUND ONE 1330 BREWSTER AVE REDWOOD CITY, CA 94062	Institutional Shares	3,912,329.572	31.18%
RELIGIOUS HOSPITALLERS OF SAINT JOSEPH OF DELAWARE INC 1209 ORANGE ST WILMINGTON, DE 19801	Institutional Shares	1,992,427.752	15.88%
DOMINICAN SISTERS OF OAKFORD REGIONAL ACCOUNT 22320 FOOTHILL BLVD SUITE 322 HAYWARD, CA 94541-2719	Institutional Shares	1,307,852.553	10.42%
SISTERS OF THE PRESENTATION GRANT FUND 2360 CARTER RD DUBUQUE, IA 52001	Institutional Shares	896,057.348	7.14%

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Name and Address	Class of Shares	Number of Shares	% of Class
FRERES DES ECOLES CHRETIENNES I GENERAL FUND CHRISTIAN BROTHERS MIDWEST 7650 COUNTY LINE RD BURR RIDGE, IL 60527-7959	Investor Shares	2,550,922.901	16.97%
THE BROTHERS OF ST JOHN OF GOD INC INVESTED FUNDS 2468 S ST ANDREWS PL LOS ANGELES, CA 90018-2608	Investor Shares	1,159,820.853	7.72%
SISTERS OF SAINT DOMINIC SUPPORT CHARITABLE TRUST 1520 GRAND AVE SAN RAFAEL, CA 94901-2236	Institutional Shares	4,153,365.865	10.11%
FEBRES FSC LA SALLE JUBILACION 7650 S COUNTY LINE RD BURR RIDGE, IL 60527	Institutional Shares	3,413,148.795	8.31%
SISTERS OF SAINT DOMINIC LONG TERM SSD 1520 GRAND AVE SAN RAFAEL, CA 94901-2236	Institutional Shares	2,999,186.51	7.30%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Institutional Shares	2,245,454.998	5.47%
DOMINICAN SISTERS OF OAKFORD RETIREMENT FUND 22320 FOOTHILL BLVD SUITE 322 HAYWARD, CA 94541-2719	Institutional Shares	2,214,423.925	5.39%
DIOCESE OF COLORADO SPRINGS LAY EMPLOYEES PENSION PLAN 228 N CASCADE AVE COLORADO SPRINGS, CO 80903	Institutional Shares	2,167,179.072	5.28%

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Name and Address	Class of Shares	Number of Shares	% of Class
SISTERS OF SAINT JOSEPH OF ORANGE SISTERS SAINT JOSEPH MINISTRY FUND REGINA RESIDENCE 440 S BATAVIA ST ORANGE, CA 92868	Institutional Shares	9,142,213.466	8.87%
SISTERS OF SAINT JOSEPH OF ORANGE SISTERS SAINT JOSEPH COMMUNITY SUPPORT FUND 440 S BATAVIA ST ORANGE, CA 92868-3998	Institutional Shares	8,851,455.05	8.58%

SISTERS OF THE PRESENTATION HENNESSY CHARITABLE TRUST 2360 CARTER RD DUBUQUE, IA 52001	Institutional Shares	7,814,275.374	7.58%
ST MARTINS ABBEY POOLED QUASI ENDOWMENT 5000 ABBEY WAY SE LACEY, WA 98503-7500	Institutional Shares	6,367,779.767	6.18%
PONTIFICAL INSTITUTE OF THE RELIGIOUS TEACHERS FILIPPINI FREYTAG WALSH COLLEGE FUND ATTN MARIANNE MCCANN 455 WESTERN AVE MORRISTOWN, NJ 07960	Institutional Shares	6,364,970.504	6.17%

Catholic Responsible Investments Magnus 75/25 Fund
Name and Address	Class of Shares	Number of Shares	% of Class
CONFERENCE OF MAJOR SUPERIORS OF MEN GENERAL FUND 7300 HANOVER DR STE 304 GREENBELT, MD 20770-2249	Investor Shares	1,362,171.517	38.67%
RESURRECTION COLLEGE PREP HIGH SCHOOL FINANCIAL AID RESERVE FUND 7500 W TALCOTT AVE CHICAGO, IL 60631	Investor Shares	758,205.802	21.52%
ROMAN CATHOLIC DIOCESE OF LAKE CHARLES 411 IRIS ST LAKE CHARLES, LA 70601	Investor Shares	249,117.587	7.07%
SAINT THEODORE CATHOLIC SCHOOL ENDOWMENT FUND INC INVESTED FUNDS 308 E FOUNTAIN ST ALBERT LEA, MN 56007	Investor Shares	209,854.225	5.96%
SAINT JOHN BAPTIST DE LA SALLE NEW YORK INVESTED FUNDS 444A ROUTE 35 S EATONTOWN, NJ 07724-2200	Institutional Shares	3,249,679.665	22.13%
ST JOHN PARISH FOUNDATION INC INVESTED FUNDS 201 NORTH PIERCE ST DELPHOS, OH 45833-1788	Institutional Shares	1,650,086.956	11.23%
LASALLIAN EDUCATIONAL RESEARCH INITIATIVES VISION FUND 702 TERRACE HTS WINONA, MN 55987-1320	Institutional Shares	1,636,522.769	11.14%

CHRISTIAN BROTHERS CONFERENCE RESERVE FUND 415 MICHIGAN AVE NE STE 300 WASHINGTON, DC 20017-4501	Institutional Shares	1,518,434.114	10.34%
CHRISTIAN BROTHERS OF THE MIDWEST INC INVESTED FUNDS 7650 S COUNTY LINE RD STE B BURR RIDGE, IL 60527	Institutional Shares	1,415,101.93	9.63%
CHRISTIAN BROTHERS CONFERENCE THE LWANGA ENDOWMENT FUND 1 UNIVERSITY PKWY #1044 ROMEOVILLE, IL 60446-2200	Institutional Shares	1,094,562.05	7.45%
CHRISTIAN BROTHERS CONFERENCE BOARD DESIGNATED GRANT FUND 1 UNIVERSITY PKWY #1044 ROMEOVILLE, IL 60446-2200	Institutional Shares	901,959.098	6.14%
CATHOLIC CHARITIES OF SOUTHWESTERN OHIO QUASI ENDOWMENT 7162 READING RD STE 600 CINCINNATI, OH 45237	Institutional Shares	888,186.342	6.05%

Catholic Responsible Investments Small-Cap Fund
Name and Address	Class of Shares	Number of Shares	% of Class
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	9,538,979.551	17.18%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	Institutional Shares	5,505,913.814	9.92%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	3,919,118.583	7.06%

CBIS
Catholic Responsible Investments

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-864-5060 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

MAGNUS FUNDS

EACH A SERIES OF CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

The undersigned, revoking prior proxies, hereby appoints Michael Beattie, Matthew Maher, Eric Griffith and Alexander Smith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of the above named Fund (the "Fund") to be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on June 4, 2026, at 11:00 a.m., Eastern Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-864-5060**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 4, 2026. The proxy statement for this meeting is available at:

vote.proxyonline.com/catholicfunds/docs/2026special.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MAGNUS FUNDS

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

CBIS
Catholic Responsible Investments

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-877-864-5060 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 〉 **12345678910**

Catholic Responsible Investments Small-Cap Fund

A SERIES OF CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

The undersigned, revoking prior proxies, hereby appoints Michael Beattie, Matthew Maher, Eric Griffith and Alexander Smith, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of the Catholic Responsible Investments Small-Cap Fund (the "Fund") to be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on June 4, 2026, at 11:00 a.m., Eastern Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-864-5060**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 4, 2026. The proxy statement for this meeting is available at:

vote.proxyonline.com/catholicfunds/docs/2026special.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Catholic Responsible Investments Small-Cap Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]